FUTURE MINIMUM RENTS (Tables)	12 Months Ended
Dec. 31, 2014
FUTURE MINIMUM RENTS [Abstract]
Future Contracted Minimum Rental Revenue
The following table sets forth future contracted minimum rental receipts from tenants within the Triple Net Lease Properties segment, excluding contingent payment escalations, as of December 31, 2014:

Total
2015	$82,439
2016	86,040
2017	89,798
2018	92,882
2019	95,972
Thereafter	1,269,839
Total	$1,716,970